Supplemental Oil and Gas Disclosures	12 Months Ended
Dec. 31, 2017
Extractive Industries [Abstract]
Supplemental Oil and Gas Disclosures
We have significant continuing oil and gas producing activities primarily in the Delaware Basin in Texas and New Mexico, the Williston Basin in North Dakota and the San Juan Basin in the Rocky Mountain region, all of which are located in the United States. Subsequent to December 31, 2017, we entered into an agreement for the sale of our remaining San Juan Basin properties (see Note 3 of Notes to Consolidated Financial Statements). These properties represented approximately 12 percent of our reserves at December 31, 2017.
With the exception of Capitalized Costs, the following information includes activity through the completion of the respective asset sales. These sales include operations which are reported within continuing operations and the operations of the San Juan, Piceance and Powder River Basins, all of which have been reported as discontinued operations in our consolidated financial statements. The Piceance Basin properties were sold in April 2016 and represented approximately 52 percent of our reserves as of December 31, 2015. The Powder River Basin properties were sold in late 2015 and represented less than 5 percent of our total domestic proved reserves at December 31, 2014. Capitalized Costs do not include amounts which are classified as assets held for sale on the Consolidated Balance Sheets.
Capitalized Costs

	As of December 31,
	2017	2016
	(Millions)
Proved Properties	$6,113	$4,714
Unproved properties	2,194	1,892
	8,307	6,606
Accumulated depreciation, depletion and amortization and valuation provisions	(1,860)	(1,358)
Net capitalized costs	$6,447	$5,248
__________

•	Excluded from capitalized costs are equipment and facilities in support of oil and gas production of $223 million and $170 million, net, as of December 31, 2017 and 2016, respectively.

•	Proved properties include capitalized costs for oil and gas leaseholds holding proved reserves, development wells including uncompleted development well costs and successful exploratory wells.

•	Unproved properties consist primarily of unproved leasehold costs.

Cost Incurred

	For the years ended December 31,
	2017	2016	2015
	(Millions)
Acquisition	$864	$84	$3,208
Exploration	5	5	84
Development	1,048	471	657
	$1,917	$560	$3,949

__________

•	Costs incurred include capitalized and expensed items.

•
Acquisition costs are as follows: Costs in 2017 primarily relate to our purchase of assets in the Delaware Basin (see Note 2 of Notes to Consolidated Financial Statements) in March 2017 that included $195 million and 23.8 MMboe of proved developed reserves and facilities. Costs in 2016 primarily relates to purchases of additional acreage in the Delaware Basin and included approximately 2.5 MMboe of proved reserves. Costs in 2015 primarily relate to the allocated purchase price of RKI properties in the Permian-Delaware Basin (see Note 2 of Notes to Consolidated Financial Statements) and includes 53 MMboe of proved developed reserves.

•
Exploration costs include the costs incurred for geological and geophysical activity, drilling and equipping exploratory wells, including costs incurred during the year for wells determined to be dry holes, exploratory lease acquisitions and retaining undeveloped leaseholds. The 2015 amount primarily related to the drilling of Piceance Niobrara wells.

•
Development costs include costs incurred to gain access to and prepare well locations for drilling and to drill and equip wells in our development basins. Development costs associated with our Piceance Basin operations were $27 million and $106 million for 2016 and 2015, respectively.

 Proved Reserves
The SEC defines proved oil and gas reserves (Rule 4-10(a) of Regulation S-X) as those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. Proved reserves consist of two categories, proved developed reserves and proved undeveloped reserves. Proved developed reserves are currently producing wells and wells awaiting minor sales connection expenditure, recompletion, additional perforations or borehole stimulation treatments. Proved undeveloped reserves are those reserves which are expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion. Proved reserves on undrilled acreage are limited to those that can be developed within five years according to planned drilling activity. Proved reserves on undrilled acreage also can include locations that are more than one offset away from current producing wells where there is a reasonable certainty of production when drilled or where it can be demonstrated with reasonable certainty that there is continuity of production from the existing productive formation.
The following is a summary of changes in our proved reserves including proved reserves activity through the completion of our sales of the Piceance and Powder River Basins which are reported as discontinued operations and other divestitures in continuing operations.

	Oil (MMbbls)	Natural Gas (Bcf)	NGLs (MMbbls)	All Products (MMboe)
Proved reserves at December 31, 2014	130.8	3,149.6	70.8	726.6
Revisions	(31.9)	(624.6)	(14.0)	(150.0)
Purchases	39.8	205.6	20.7	94.7
Divestitures	—	(380.3)	—	(63.4)
Extensions and discoveries	17.1	116.9	5.1	41.6
Production	(13.1)	(277.0)	(7.3)	(66.5)
Proved reserves at December 31, 2015	142.7	2,190.2	75.3	583.0
Revisions	(3.8)	(50.2)	(2.9)	(15.2)
Purchases	1.6	4.4	0.4	2.8
Divestitures	(5.5)	(1,505.9)	(38.3)	(294.8)
Extensions and discoveries	54.9	214.6	19.8	110.5
Production	(15.3)	(118.6)	(4.8)	(39.9)
Proved reserves at December 31, 2016	174.6	734.5	49.5	346.4
Revisions	4.7	(8.4)	(1.1)	2.3
Purchases	21.8	58.8	7.8	39.4
Divestitures	(1.7)	(312.5)	(0.8)	(54.6)
Extensions and discoveries	86.7	194.5	23.6	142.7
Production	(22.4)	(75.9)	(5.0)	(40.0)
Proved reserves at December 31, 2017	263.7	591.0	74.0	436.2

Proved developed reserves:
December 31, 2015	83.0	1,618.2	49.5	402.2
December 31, 2016	84.4	440.2	24.1	181.8
December 31, 2017	130.3	321.2	38.8	222.7

Proved undeveloped reserves:
December 31, 2015	59.7	572.0	25.8	180.8
December 31, 2016	90.2	294.2	25.4	164.6
December 31, 2017	133.4	269.8	35.2	213.5
__________

•	Natural gas reserves are computed at 14.73 pounds per square inch absolute and 60 degrees Fahrenheit.

•
Revisions in 2017 primarily reflect 24.1 MMboe of positive revision due to an increase in the 12 month average price offset by 21.8 MMboe negative revisions primarily due to changes in the development plan for certain natural gas wells. Revisions in 2016 primarily reflect 49 MMboe of negative revisions due to the decrease in the 12-month average price partially offset by 34 MMboe of positive revisions due to decreased costs and well improvements. Revisions in 2015 primarily reflect 209 MMboe of negative revisions related to the decrease in the 12-month average prices partially offset by 59 MMboe of positive revisions due to decreased costs and well improvements. The 2015 revisions comprised 108 MMboe net negative revisions related to proved undeveloped locations and 42 MMboe net negative revisions related to proved developed locations.

•
Purchases in 2017 primarily reflect the Panther Acquisition of which 23.8 MMboe is proved developed. Purchases in 2015 reflects the RKI Acquisition of which 53.4 MMboe is proved developed and 41.3 MMboe is associated with proved undeveloped locations.

•
Divestitures in 2017 primarily relate to the sale of our natural gas assets in the San Juan Basin which included 28.7 MMboe of proved developed reserves and 16.6 MMboe of proved undeveloped reserves. Divestitures in 2016 relate to the sale of the Piceance Basin which included proved developed reserves and proved undeveloped reserves of 222 MMboe and 67 MMboe, respectively. Divestitures in 2015 relate to sales of properties in the Powder River Basin (28 MMboe) and the Appalachian Basin (35 MMboe).

•
Extensions and discoveries in 2017 reflect 46 MMboe added for proved developed locations and 97 MMboe of proved undeveloped locations primarily in the Delaware and Williston Basins. Extensions and discoveries in 2016 reflect 26 MMboe added for proved developed locations and 84 MMboe for proved undeveloped locations primarily in the Delaware Basin. Extensions and discoveries in 2015 reflect 21 MMboe added for proved developed locations and 21 MMboe for proved undeveloped locations primarily related to our San Juan Gallup and Williston Basins.

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves
The following is based on the estimated quantities of proved reserves. Prices were calculated from the 12-month trailing average, first-of-the-month price for the applicable indices for each basin as adjusted for respective location price differentials. The average domestic oil price used in the estimates for the years ended December 31, 2017, 2016 and 2015 was $46.39, $35.91 and $43.84 per barrel, respectively. The average natural gas price used in the estimates for the years ended December 31, 2017, 2016 and 2015 was $1.67, $1.74 and $2.26 per Mcf, respectively. The average NGL price per barrel was $21.16, $10.57 and $15.84 for the same periods. Future income tax expenses have been computed considering applicable taxable cash flows and appropriate statutory tax rates. The discount rate of 10 percent is as prescribed by authoritative guidance. Continuation of year-end economic conditions also is assumed. The calculation is based on estimates of proved reserves, which are revised over time as new data becomes available. Probable or possible reserves, which may become proved in the future, are not considered. The calculation also requires assumptions as to the timing of future production of proved reserves, and the timing and amount of future development and production costs.
Numerous uncertainties are inherent in estimating volumes and the value of proved reserves and in projecting future production rates and timing of development expenditures. Such reserve estimates are subject to change as additional information becomes available. The reserves actually recovered and the timing of production may be substantially different from the reserve estimates.
Standardized Measure of Discounted Future Net Cash Flows

	As of December 31,
	2017	2016
	(Millions)
Future cash inflows	$14,785	$8,072
Less:
Future production costs	6,112	4,076
Future development costs	2,070	1,518
Future income tax provisions	408	—
Future net cash flows	6,195	2,478
Less 10 percent annual discount for estimated timing of cash flows	3,034	1,440
Standardized measure of discounted future net cash inflows	$3,161	$1,038
__________

•
Our historical tax basis, including carryforwards, (i.e. future deductions for taxable income calculation) of proved properties at December 31, 2016 are greater than the total standardized measure of future net cash flows before taxes; therefore, future taxable income as calculated in the standardized measure of cash flows would be less than zero.

Sources of Change in Standardized Measure of Discounted Future Net Cash Flows

	For the years ended December 31,
	2017	2016	2015
	(Millions)
Beginning of year	$1,038	$1,284	$3,883
Sales of oil and gas produced, net of operating costs	(894)	(458)	(541)
Net change in prices and production costs	1,385	(261)	(5,231)
Extensions, discoveries and improved recovery, less estimated future costs	816	735	254
Development costs incurred during year	345	142	276
Changes in estimated future development costs	105	(211)	1,213
Purchase of reserves in place, less estimated future costs	305	20	657
Sale of reserves in place, less estimated future costs	20	(253)	(397)
Revisions of previous quantity estimates	30	(78)	(374)
Accretion of discount	104	136	489
Net change in income taxes	(83)	—	1,073
Other	(10)	(18)	(18)
Net changes	2,123	(246)	(2,599)
End of year	$3,161	$1,038	$1,284